Exhibit 10.6
THIRD AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT
This THIRD AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of March 19, 2019, by and among Playa Resorts Holding B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid with its corporate seat in Amsterdam, the Netherlands (the “Borrower”), Playa Hotels & Resorts N.V., a Dutch naamloze vennootschap with its corporate seat in Amsterdam, the Netherlands (“Holdings”), each other Guarantor party hereto, Deutsche Bank AG New York Branch as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Loan Documents and each Revolving Credit Lender party hereto collectively constituting the Required Revolving Credit Lenders. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent, among others, are parties to that certain Amended & Restated Credit Agreement, dated as of April 27, 2017 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has notified the Revolving Credit Lenders party hereto that it is requesting certain amendments to the Credit Agreement with respect to Section 7.11, as more fully provided herein (the “Amendment Request”);
WHEREAS, each Revolving Credit Lender party hereto by execution and delivery of this Third Amendment hereby agrees to the terms and conditions of the Amendment Request;
WHEREAS, in accordance with the provisions of Section 10.01 of the Credit Agreement and the terms and conditions set forth herein, the parties hereto wish to effect this Third Amendment with respect to the Amendment Request;
NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:
“Cap Cana Construction Period” means the period from and including July 1, 2019 through and including June 30, 2020.
“Cap Cana Project” means [the construction and development of the Hyatt Zilara Cap Cana and Hyatt Ziva Cap Cana in Punta Cana, Dominican Republic.]
“Third Amendment” means the Third Amendment to Amended & Restated Credit Agreement, dated as of March 19, 2019, among the Borrower, Holdings, the other Guarantors party thereto, the Administrative Agent and each Revolving Credit Lender party thereto collectively constituting the Required Revolving Credit Lenders.
“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.
(b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Consolidated Secured Net Leverage Ratio Level”.
(c)Section 2.02(a) of the Credit Agreement is hereby amended by deleting clauses (v) and (vi) thereof and inserting the following in lieu thereof:
“(v) if applicable, the duration of the Interest Period with respect thereto, (vi) wire instructions of the account(s) to which funds are to be disbursed (it being understood, for the avoidance of doubt, that the amount to be disbursed to any particular account may be less than the minimum or multiple limitations set forth above so long as the aggregate amount to be disbursed to all such accounts pursuant to such Borrowing meets such minimums and multiples) and (vii) with respect to any Revolving Credit Borrowing during the Cap Cana Construction Period, the principal amount of proceeds of such Revolving Credit Borrowing to be used in connection with the Cap Cana Project.”
(d)Section 7.11 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:
“In respect of the Revolving Credit Facility and commencing with the first full fiscal quarter after the Closing Date and for each fiscal quarter thereafter, if the aggregate amount of outstanding Revolving Credit Loans (including Swingline Loans) and Letters of Credit (to the extent not Cash Collateralized or backstopped) in excess of $10,000,000 exceeds 35.0% of the aggregate Revolving Credit Commitments under the Revolving Credit Facility, permit the Consolidated Secured Net Leverage Ratio as of the last day of such Test Period to exceed 4.75:1.00; provided, that, solely for purposes of this Section 7.11, during the Cap Cana Construction Period (i) the aggregate amount of outstanding Revolving Credit Loans shall exclude the lesser of (x) $50,000,000 and (y) the aggregate amount of Revolving Credit Loans borrowed in connection with the development of the Cap Cana Project after the Third Amendment Effective Date and (ii) the definition of Consolidated Secured Net Debt shall exclude the lesser of (x) $50,000,000 and (y) the aggregate amount of Revolving Credit Loans borrowed in connection with the development of the Cap Cana Project after the Third Amendment Effective Date; provided further, that, at any time after the Cap Cana Construction Period, any amounts excluded from the aggregate amount of Revolving Credit Loans or the definition of Consolidated Secured Net Debt, in each case, pursuant to the preceding proviso will no longer be excluded for purposes of this Section 7.11.”
(e)Section 8.01(b) of the Credit Agreement is hereby amended by deleting the reference to “Revolving Loans” appearing therein and inserting “Revolving Credit Loans” in lieu thereof.
(f)Section 10.01(b) of the Credit Agreement is hereby amended by deleting the references to “Revolving Loans” appearing therein and inserting “Revolving Credit Loans” in lieu thereof.
SECTION 2.    Representations and Warranties.
(a)In order to induce the Administrative Agent and the Revolving Credit Lenders to enter into this Third Amendment, the Borrower and each other Loan Party hereby represents and warrants that:
(i)    no Event of Default shall exist as of the Third Amendment Effective Date or would result immediately after giving effect to this Third Amendment;
(ii)    the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, to the extent qualified by materiality, in all respects) on the Third Amendment Effective Date with the same effect as though made on and as of the such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier date;;
(iii)    it and each other Loan Party has all corporate or other organizational power and authority to execute and deliver this Third Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended by this Third Amendment (the “Amended Agreement”);
(iv)    it and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Third Amendment and the performance of the Amended Agreement;
(v)    neither the execution or delivery of this Third Amendment nor the performance by any Loan Party of the Amended Agreement will (i) contravene the terms of any of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which it or any of its property or assets is bound or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Lien) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

(vi)    no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution or delivery of this Third Amendment or performance by, or enforcement against, any Loan Party of the Amended Agreement, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect, (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect and (iv) any public filing with the SEC in compliance with applicable Law, including United States Federal and state securities Laws.
(a)Holdings and each other Guarantor:
(i)    has read this Third Amendment and consents to the terms hereof and hereby acknowledges and agrees that each of the Guaranty and the Collateral Documents to which it is a party or otherwise is bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment; and
(ii)    acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Third Amendment and (ii) nothing in this Third Amendment shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION 3.    Conditions to Effectiveness of this Third Amendment. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)no Event of Default exists as of the Third Amendment Effective Date, both before and immediately after giving effect to the Third Amendment;
(b)all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents (including this Third Amendment) are true and correct in all material respects on the Third Amendment Effective Date, both before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date); and
(c)the Borrower, Holdings, the other Guarantors, the Administrative Agent and the Revolving Credit Lenders constituting the Required Revolving Credit Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent.
SECTION 4.    Miscellaneous Provisions.
(a)This Third Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Loan Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders, the Administrative Agent or the Mexican Collateral Agent now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments or agreements referred to therein.
(b)This Third Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
(c)THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)By executing and delivering a copy hereof, the Borrower and each other Loan Party hereby (A) agrees that all Loans shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this Third Amendment, after giving effect to this Third Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis, (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Third Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Third Amendment and (C) confirms and agrees that at the time of entering into of any pledge governed by Netherlands or Curaçao law created pursuant to or in connection with any Loan Document, it was its intention (and it is still its intention and agreement with the Pledgee) that the pledges secure the obligations as amended, supplemented, extended or restated from time to time (including by way of an increase of the credit made available under the relevant Loan Document, such as under the Amendment).
(e)This Third Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.
(f)From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby or in accordance with the terms hereof.
[Signature Pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered by the parties hereto as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA HOTELS & RESORTS N.V., as Holdings
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA H&R HOLDINGS B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

HOTEL GRAN PORTO REAL B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

HOTEL ROYAL CANCUN B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

HOTEL GRAN CARIBE REAL B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

HOTEL ROYAL PLAYA DEL CARMEN B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA RIVIERA MAYA B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA CABOS B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA ROMANA B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA PUNTA CANA HOLDING B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA ROMANA MAR B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA CANA B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA GRAN, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

GRAN DESING & FACTORY, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

DESAROLLOS GCR, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

INMOBILIARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA RMAYA ONE, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA CABOS BAJA, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

CAMERON DEL CARIBE, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

CAMERON DEL PACIFICO, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

BD REAL RESORTS, S. DE R.L. DE C.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA HALL JAMAICAN RESORT LIMITED, as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

INVERSIONES VILAZUL S.A.S., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA CAPRI RESORT B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA PUERTO VALLARTA RESORT B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

PLAYA PUNTA CANCUN RESORT B.V., as Guarantor
By:	/s/ Bruce D. Wardinski
Name: Bruce D. Wardinski
Title: Authorized Person

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and a Revolving Credit Lender
By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

Bank of America N.A., as a Revolving Credit Lender
By:	/s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

CITIBANK N.A., as a Revolving Credit Lender
By:	/s/ John Rowland
Name: John Rowland
Title: Vice President

Nomura Corporate Funding Americas, LLC, as a Revolving Credit Lender
By:	/s/ Andrew Keith
Name: Andrew Keith
Title: Executive Director